                                                                       [GRAPHIC]
                                                Annual Report September 30, 1999
OPPENHEIMER
GLOBAL FUND





                                   [LOGO] OPPENHEIMERFUNDS-Registered Trademark-
                                          The Right Way to Invest

--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

   CONTENTS


1  President's Letter

3  An Interview with your Fund's Manager

7  Fund Performance

12 FINANCIAL STATEMENTS

34 INDEPENDENT AUDITORS' REPORT

35 Federal Income Tax Information

36 Officers and Trustees

37 OppenheimerFunds Family

STOCKS WORLDWIDE REBOUNDED DRAMATICALLY in the wake of last year's global currency and credit crisis, contributing to the Fund's strong performance.

THE FUND HAS CONTINUED TO FOCUS ON COMPANIES IN THE UNITED STATES AND EUROPE, where economic conditions have been positive and corporate restructuring has made many companies more profitable.

We trimmed positions in some of our biggest winners, and REDEPLOYED THOSE ASSETS TO OUT-OF-FAVOR GROWTH COMPANIES THAT WE BELIEVE ARE MORE ATTRACTIVELY VALUED.

----------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
For the 1-Year Period Ended 9/30/99*

CLASS A
Without Sales Chg.    With Sales Chg.
----------------------------------------
40.05%                32.00%

CLASS B
Without Sales Chg.    With Sales Chg.
----------------------------------------
38.99%                33.99%

CLASS C
Without Sales Chg.    With Sales Chg.
----------------------------------------
38.97%                37.97%

----------------------------------------
CUMULATIVE TOTAL RETURN
For the Period from 11/17/98 to 9/30/99*

CLASS Y
Without Sales Chg.    With Sales Chg.
----------------------------------------
27.11%                27.11%
----------------------------------------

                               ------------------
                                NOT FDIC INSURED
                                NO BANK GUARANTEE
                                MAY LOSE VALUE
                               ------------------
                       * See page 10 for further details.

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer Global Fund

DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

     At OppenheimerFunds, we applaud the Fed's pre- emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.


                           1 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
October 21, 1999


                           2 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]

PORTFOLIO MANAGEMENT TEAM (L TO R)
Frank Jennings
William Wilby
(Portfolio Manager)
George Evans

Q. HOW DID OPPENHEIMER GLOBAL FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED SEPTEMBER 30, 1999?

We are very pleased with the Fund's performance over the past year. We attribute the Fund's performance during the reporting period to our disciplined stock selection strategy. By identifying trends--such as technological change and restructuring--that are propelling global growth, we have been able to take advantage of strong, individual companies that have played important roles in enabling this growth.

WHY DID THE GLOBAL FINANCIAL MARKETS REBOUND SO QUICKLY AND DRAMATICALLY AFTER 1998'S DECLINES?

In large part, the markets' recovery was the result of actions taken by central banks worldwide as the crisis unfolded last year. When the reporting period began, the Federal Reserve Board had just reduced key short-term interest rates in order to stimulate global economic growth and restore much needed liquidity to the financial markets. That initial reduction was quickly followed by two others. In addition, many other nations' central banks followed the Federal Reserve Board's lead, reducing interest rates in their countries. In doing so, the central banks made more funds available to companies seeking to raise capital for ongoing operations and expansion.

     In addition, the markets' recovery was enhanced by an increase in corporate earnings. Certain key sectors of the global markets, including the energy and semiconductor industries, began to recover after experiencing recession-like conditions for several years. Higher oil prices and robust demand for microchips helped fuel a rebound in those sectors, which positively influenced the entire marketplace.


                           3 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

"DESPITE THE HIGH LEVELS OF THE GLOBAL STOCK MARKETS, WE HAVE CONTINUED TO FIND INEXPENSIVE STOCKS IN ALL OUR GLOBAL INVESTMENT THEMES."

HOW DID THE VARIOUS REGIONS OF THE WORLD FARE IN THIS ENVIRONMENT?

The Asian markets rebounded strongly in early 1999 as the fear of depression eased and their economies stabilized. Within Asia, Japan's stock market has had a particularly good year so far, driven by the widespread belief that the Japanese economy has stabilized and may begin to recover from its long-standing recession. The advance of European markets paused during the first several months of 1999 as the region adjusted to a new currency, the euro, which has weakened relative to the U.S. dollar. However, these markets once again began to show signs of life during the summer. In the United States, stocks as a whole have performed reasonably well, with the greatest returns coming from technology and economically sensitive businesses such as oil companies and other manufacturers of basic materials.

HOW WAS THE FUND MANAGED IN THIS INVESTMENT CLIMATE?

Throughout the reporting period, we generally maintained our focus on companies based in Europe and the United States. It is important to note, however, that this strategy was not so much a reaction to broad economic or market trends as it was a result of our disciplined, bottom-up stock selection strategy. We choose investments one company at a time by evaluating their prospects in the context of long-term growth trends.

     Despite the remarkable gains in many global stock markets over the past several years, we have continued to find attractively valued stocks in a number of different industries. As a result, we have trimmed positions in some of our biggest winners that we no longer considered attractively valued, and we have redeployed those assets to new and existing holdings that we consider inexpensive relative to their future earnings prospects. For example, we have maintained investments in the


                           4 OPPENHEIMER GLOBAL FUND
automobile industry where sales have been rising because of rising consumer wealth. Our positions in the automobile industry include German companies Porsche AG and Volkswagen AG(1). As always, please keep in mind that investing in foreign securities entails additional expenses and risks including foreign currency fluctuations.

WHAT INVESTMENTS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?

The Fund's largest position, QUALCOMM, Inc., provided outstanding returns. This U.S. telecommunications company recently set a new standard for software that runs cellular telephone communications. This new--and, in our opinion, superior--standard was adopted by many competing cellular telephone equipment manufacturers.

     United States technology company National Semiconductor Corp. also provided very good returns over the past year as the entire semiconductors sector recovered from a period of relatively lackluster growth. Driven by greater demand for microprocessors, National Semiconductor Corp. was a prime beneficiary of this recovery. In addition, the company's stock price rallied when it sold an underperforming division in order to focus on its more profitable niche businesses.

WHAT IS YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?

We currently see little reason that global stock markets need to either rise or fall substantially from current levels. On one hand, many global economies are either stable or growing, and we see little likelihood of an economic collapse in any major markets. On the other hand, valuations of many growth companies remain quite high. As a result, we continue to believe that the greatest returns are likely to be achieved by focusing on individual companies rather than overall markets.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED 9/30/99(2)

CLASS A

1-YEAR   5-YEAR   10-YEAR
--------------------------
32.00%   14.31%   12.57%


CLASS B            SINCE
1-YEAR   5-YEAR  INCEPTION
--------------------------
33.99%   14.51%   15.67%


CLASS C            SINCE
1-YEAR   5-YEAR  INCEPTION
--------------------------
37.97%   N/A      16.49%


--------------------------
CUMULATIVE
TOTAL RETURN


FOR THE PERIOD FROM 11/17/98 TO 9/30/99(2)


                SINCE
                INCEPTION
-------------------------
Class Y         27.11%

1. Portfolio is subject to change.
2. See page 10 for further details.

                           5 OPPENHEIMER GLOBAL FUND

Fortunately, we have had no trouble identifying growth companies that we believe will benefit from our long-term global growth themes: Mass Affluence, New Technologies, Restructuring and Aging. Adhering to these long-term investment themes and focusing on the companies that we believe will benefit are what makes Oppenheimer Global Fund an important part of THE RIGHT WAY TO INVEST.

TOP 10 COUNTRY HOLDINGS(3)
----------------------------------------------------------
United States                                        43.8%
France                                               11.0
Germany                                              10.7
Great Britain                                         9.3
Japan                                                 5.3
The Netherlands                                       5.0
Italy                                                 1.7
India                                                 1.3
Ireland                                               1.2
Singapore                                             1.2


TOP 10 COMMON STOCK HOLDINGS(3)
----------------------------------------------------------
QUALCOMM, Inc.                                        6.6%
Porsche AG, Preference                                3.5
Sun Microsystems, Inc.                                3.0
National Semiconductor Corp.                          2.8
Volkswagen AG                                         2.3
Getronics NV                                          2.2
Wella AG, Preference                                  2.0
Fresenius AG, Preference                              2.0
STMicroelectronics NV, NY Shares                      2.0
WPP Group plc                                         2.0

3. Portfolio is subject to change. Percentages are as of September 30, 1999, and are based on total market value of investments.


-----------------------------------

REGIONAL ALLOCATION(3)
PERCENTAGE OF INVESTED ASSETS

[CHART]

- United States/Canada     44.8%
- Europe                   41.8
- Asia                      9.1
- Latin America             2.7
- Emerging Europe           1.5
- Middle East/Africa        0.1

-----------------------------------


                           6 OPPENHEIMER GLOBAL FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY THE MANAGER, OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 1999, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year ended September 30, 1999, Oppenheimer Global Fund provided very good performance. Returns were generally attractive over the past year as stocks worldwide recovered from last year's global credit and currency crisis. The Fund benefited from its stock selection strategy, including a number of investments in the technology, telecommunications and consumer durables market sectors. However, the Fund's performance was constrained by its asset allocation strategy, which focused on U.S. and European markets instead of the better performing markets in Japan and other Asian countries. Overall, the Manager continued to adhere to the long-standing strategy of identifying out-of-favor growth companies most likely to benefit from four distinct long-term investment themes. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Classes A, B, C and Y shares of the Fund held until September 30, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured since the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured since the inception of the class on October 2, 1995; in the case of Class Y shares, since the inception of the class on November 17, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the following graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the Index.


                            7 OPPENHEIMER GLOBAL FUND

FUND PERFORMANCE


CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Global Fund (Class A)
and Morgan Stanley Capital International (MSCI) World Index

[GRAPH]

Oppenheimer Global Fund Class A      $32,668
MSCI World Index                     $27,470

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/99(1)

1-YEAR 32.00%  5-YEAR 14.31%  10-YEAR 12.57%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Global Fund (Class B)
and Morgan Stanley Capital International (MSCI) World Index

[GRAPH]


Oppenheimer Global Fund (Class B)    $24,346
MSCI World Index                     $22,668

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/99(1)

1-YEAR 33.99%  5-YEAR 14.51%  LIFE 15.67%

The performance information for MSCI World Index in the graphs begins on 9/30/89 for Class A, 8/31/93 for Class B, 9/30/95 for Class C and 11/30/98 for Class Y.


                           8 OPPENHEIMER GLOBAL FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Global Fund (Class C)
and Morgan Stanley Capital International (MSCI) World Index

[GRAPH]


Oppenheimer Global Fund (Class C)    $18,585
MSCI World Index                     $18,401

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/99(1)

1-YEAR 37.97%  LIFE 16.49%


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Global Fund (Class Y)
and Morgan Stanley Capital International (MSCI) World Index

[GRAPH]


Oppenheimer Global Fund (Class Y)    $12,710
MSCI World Index                     $10,103


CUMULATIVE TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 9/30/99(1)

LIFE 27.11%


1. See page 10 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                           9 OPPENHEIMER GLOBAL FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative returns are not annualized.

CLASS A. The inception date of the Fund was 12/22/69. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 10/2/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 11/17/98.
Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.



                           10 OPPENHEIMER GLOBAL FUND

                                                                      FINANCIALS






                           11 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                    MARKET VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS--92.1%
--------------------------------------------------------------------------------
BASIC MATERIALS--1.1%
--------------------------------------------------------------------------------
CHEMICALS--1.1%
International Flavors & Fragrances, Inc.            1,668,300      $  57,556,350
--------------------------------------------------------------------------------
CAPITAL GOODS--6.4%
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES--3.7%
Adecco SA                                              27,098         15,150,754
--------------------------------------------------------------------------------
Manpower, Inc.                                        987,900         28,772,587
--------------------------------------------------------------------------------
Rentokil Initial plc                               13,537,000         47,932,284
--------------------------------------------------------------------------------
WPP Group plc                                      11,052,000        102,838,696
                                                                   -------------
                                                                     194,694,321

--------------------------------------------------------------------------------
MANUFACTURING--2.7%
Bombardier, Inc., Cl. B                             3,303,300         54,736,546
--------------------------------------------------------------------------------
Sidel SA(1)                                           250,600         25,514,589
--------------------------------------------------------------------------------
Societe BIC SA                                      1,200,438         58,579,334
                                                                   -------------
                                                                     138,830,469

--------------------------------------------------------------------------------
COMMUNICATION SERVICES--6.3%
--------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--1.7%
MCI WorldCom, Inc.(2)                                 549,300         39,480,937
--------------------------------------------------------------------------------
Telstra Corp. Ltd.                                  9,709,200         50,322,291
                                                                   -------------
                                                                      89,803,228

--------------------------------------------------------------------------------
TELEPHONE UTILITIES--2.3%
Hellenic Telecommunication Organization SA          2,000,000         46,674,446
--------------------------------------------------------------------------------
Portugal Telecom SA                                   606,300         25,234,327
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar),
Preference                                      3,079,867,000         49,245,790
                                                                   -------------
                                                                     121,154,563

--------------------------------------------------------------------------------
TELECOMMUNICATIONS: WIRELESS--2.3%
NTT Mobile Communications Network, Inc.(1)              2,958         58,343,195
--------------------------------------------------------------------------------
Telecom Italia Mobile SpA                           9,617,900         59,819,491
                                                                   -------------
                                                                     118,162,686


                           12 OPPENHEIMER GLOBAL FUND

                                                                    MARKET VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.2%
--------------------------------------------------------------------------------
AUTOS & HOUSING--8.2%
Autoliv, Inc., SDR                                 1,246,000      $  46,964,382
--------------------------------------------------------------------------------
Hanson plc                                         6,542,366         50,425,234
--------------------------------------------------------------------------------
IRSA-Inversiones y Representaciones SA             7,426,052         20,871,380
--------------------------------------------------------------------------------
Porsche AG, Preference                                68,036        184,044,185
--------------------------------------------------------------------------------
Solidere, GDR(2,3)                                   540,000          4,279,500
--------------------------------------------------------------------------------
Volkswagen AG                                      2,170,200        122,034,687
                                                                  --------------
                                                                    428,619,368

--------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--2.1%
Hasbro, Inc.                                       1,675,600         35,920,675
--------------------------------------------------------------------------------
International Game Technology(1)                   2,164,900         38,968,200
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                    222,000         35,404,903
                                                                  --------------
                                                                    110,293,778

--------------------------------------------------------------------------------
MEDIA--1.2%
Reed International plc                             6,712,500         40,405,354
--------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                      1,511,000         23,813,467
                                                                  --------------
                                                                     64,218,821

--------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.7%
Circuit City Stores-Circuit City Group             1,125,800         47,494,687
--------------------------------------------------------------------------------
Dixons Group plc                                   2,189,779         39,020,675
                                                                  --------------
                                                                     86,515,362

--------------------------------------------------------------------------------
CONSUMER STAPLES--9.5%
--------------------------------------------------------------------------------
BEVERAGES--1.2%
Cadbury Schweppes plc                              8,371,700         58,148,161
--------------------------------------------------------------------------------
Cia Cervejaria Brahma, Preference                  9,075,000          5,459,227
                                                                  --------------
                                                                     63,607,388

--------------------------------------------------------------------------------
BROADCASTING--5.1%
Canal Plus                                         1,481,565         88,518,324
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1,2)              1,112,600         44,434,462
--------------------------------------------------------------------------------
ProSieben Media AG, Preference                       986,065         42,058,877
--------------------------------------------------------------------------------
Television Broadcasts Ltd.                         4,000,000         17,096,218
--------------------------------------------------------------------------------
Television Francaise 1                               200,000         55,955,100
--------------------------------------------------------------------------------
Telewest Communications plc(2)                     4,870,400         17,846,863
                                                                  --------------
                                                                    265,909,844


                           13 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

                                                                  MARKET VALUE
                                                     SHARES         SEE NOTE 1
-------------------------------------------------------------------------------
ENTERTAINMENT--0.5%
Disney (Walt) Co.                                   922,300      $  23,864,513
-------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--0.7%
Dairy Farm International Holdings Ltd.           36,683,456         36,500,039
-------------------------------------------------------------------------------
HOUSEHOLD GOODS--2.0%
Wella AG, Preference1                             3,545,710        105,733,073
-------------------------------------------------------------------------------
ENERGY--0.4%
-------------------------------------------------------------------------------
OIL: INTERNATIONAL--0.4%
BP Amoco plc, ADR                                   201,717         22,352,765
-------------------------------------------------------------------------------
FINANCIAL--10.6%
-------------------------------------------------------------------------------
BANKS--1.1%
UniCredito Italiano SpA                           5,454,900         26,665,461
-------------------------------------------------------------------------------
Royal Bank of Scotland Group (The) plc            1,400,000         30,065,807
                                                                 --------------
                                                                    56,731,268

-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--6.2%
American Express Co.                                400,000         53,850,000
-------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A               573,200         20,635,200
-------------------------------------------------------------------------------
Credit Saison Co. Ltd.(1)                         1,500,000         34,939,420
-------------------------------------------------------------------------------
Fannie Mae                                          800,000         50,150,000
-------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)(1)                   62,600          3,818,600
-------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.            1,189,100          7,248,614
-------------------------------------------------------------------------------
ICICI Ltd.                                               50                100
-------------------------------------------------------------------------------
ICICI Ltd., GDR(1,3)                              5,224,900         62,045,688
-------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.(2)                   946,500         55,192,781
-------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                     76,100          6,787,169
-------------------------------------------------------------------------------
Nichiei Co. Ltd.(1)                                 387,600         29,669,766
                                                                 --------------
                                                                   324,337,338

-------------------------------------------------------------------------------
INSURANCE--3.3%
AEGON NV                                            602,300         51,829,120
-------------------------------------------------------------------------------
Allied Zurich plc                                 4,402,900         51,700,600
-------------------------------------------------------------------------------
American International Group, Inc.(4)               244,125         21,223,617
-------------------------------------------------------------------------------
AXA SA                                              366,600         46,382,966
                                                                 --------------
                                                                   171,136,303

-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.0%
Unit Trust of India-Masterplus 91(2)                  1,900              1,042


                           14 OPPENHEIMER GLOBAL FUND

                                                                  MARKET VALUE
                                                     SHARES         SEE NOTE 1
------------------------------------------------------------------------------
HEALTHCARE--12.9%
------------------------------------------------------------------------------
HEALTHCARE/DRUGS--9.3%
Amgen, Inc.(2)                                      605,000      $  49,307,500
------------------------------------------------------------------------------
Eisai Co. Ltd.                                    2,367,000         60,025,359
------------------------------------------------------------------------------
Elan Corp. plc, ADR(1,2)                          1,889,000         63,399,563
------------------------------------------------------------------------------
Fresenius AG, Preference                            603,496        105,342,340
------------------------------------------------------------------------------
Genzyme Corp. (General Division)(2)                 736,100         33,170,506
------------------------------------------------------------------------------
Gilead Sciences, Inc.(1,2)                          798,700         51,266,556
------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR(1)                500,000         26,000,000
------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(1,2)               839,200         54,548,000
------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(1,3)                      658,550          6,684,283
------------------------------------------------------------------------------
Taisho Pharmaceutical Co.                           865,000         36,397,107
                                                                 -------------
                                                                   486,141,214

------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.6%
Affymetrix, Inc.(1,2)                               567,700         55,882,969
------------------------------------------------------------------------------
Bard (C.R.), Inc.                                   595,100         28,006,894
------------------------------------------------------------------------------
Cardinal Health, Inc.                               381,400         20,786,300
------------------------------------------------------------------------------
Hoya Corp.                                          342,000         20,686,391
------------------------------------------------------------------------------
Quintiles Transnational Corp.(1,2)                1,924,800         36,631,350
------------------------------------------------------------------------------
Swiss Medical SA(2,5,6)                             300,000         25,398,000
                                                                 -------------
                                                                   187,391,904

------------------------------------------------------------------------------
TECHNOLOGY--30.8%
------------------------------------------------------------------------------
COMPUTER HARDWARE--4.6%
International Business Machines Corp.               700,000         84,962,500
------------------------------------------------------------------------------
Sun Microsystems, Inc.(2)                         1,661,000        154,473,000
                                                                 -------------
                                                                   239,435,500

------------------------------------------------------------------------------
COMPUTER SERVICES--1.4%
Cap Gemini SA(1)                                    479,200         75,531,504
------------------------------------------------------------------------------
COMPUTER SOFTWARE--6.1%
Cadence Design Systems, Inc.(1,2)                 5,565,100         73,737,575
------------------------------------------------------------------------------
Getronics NV                                      2,157,775        116,395,239
------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(1,2)         1,215,800         42,401,025
------------------------------------------------------------------------------
Oracle Corp.(2)                                   1,415,000         64,382,500
------------------------------------------------------------------------------
Synopsys, Inc.(2)                                   397,300         22,310,878
                                                                 -------------
                                                                   319,227,217


                           15 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

                                                                    MARKET VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--12.1%
Alcatel                                                 557,900      $76,884,757
--------------------------------------------------------------------------------
Cisco Systems, Inc.(2)                                1,116,000       76,515,750
--------------------------------------------------------------------------------
Nokia Corp., A Shares, Sponsored ADR(1)                 519,850       46,689,028
--------------------------------------------------------------------------------
QUALCOMM, Inc.(1,2)                                   1,810,000      342,429,375
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                              1,806,600       89,539,613
                                                                   -------------
                                                                     632,058,523

--------------------------------------------------------------------------------
ELECTRONICS--6.6%
Koninklijke (Royal) Philips Electronics NV              920,000       92,591,101
--------------------------------------------------------------------------------
National Semiconductor Corp.(2)                       4,836,500      147,513,250
--------------------------------------------------------------------------------
STMicroelectronics NV, NY Shares(1)                   1,401,400      103,703,600
                                                                   -------------
                                                                     343,807,951

--------------------------------------------------------------------------------
UTILITIES--0.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.9%
Vivendi (Ex-Generale des Eaux)                          654,545       45,973,114
                                                                   -------------
Total Common Stocks (Cost $3,484,256,751)                          4,809,589,446

                                                               FACE
                                                             AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT-TERM NOTES--6.5%7
CIESCO LP, 5.26%, 10/6/99                             $  50,000,000   49,963,472
--------------------------------------------------------------------------------
Countrywide Home Loans, 5.45%, 10/1/99                    5,000,000    5,000,000
--------------------------------------------------------------------------------
Ford Motor Credit Co., 5.29%, 10/13/99                   50,000,000   49,911,833
--------------------------------------------------------------------------------
GE Capital International Funding, Inc., 5.31%, 11/5/99   50,000,000   49,741,875
--------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.23%, 10/1/99          50,000,000   50,000,000
--------------------------------------------------------------------------------
GTE Corp., 5.41%, 10/22/99                               25,000,000   24,921,104
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.30%, 11/9/99                50,000,000   49,712,917
--------------------------------------------------------------------------------
Motiva Enterprises LLC, 5.28%, 10/8/99                   30,000,000   29,969,200
--------------------------------------------------------------------------------
Xerox Capital (Europe) plc, 5.29%, 11/9/99               30,000,000   29,828,075
                                                                    ------------
Total Short-Term Notes (Cost $339,048,476)                           339,048,476


                           16 OPPENHEIMER GLOBAL FUND

                                                                                FACE       MARKET VALUE
                                                                              AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--1.6%
Repurchase agreement with PaineWebber, Inc., 5.29%,
dated 9/30/99, to be repurchased at $83,412,255 on
10/1/99, collateralized by U.S. Treasury Bills, 12/23/99-
7/20/00, with a value of $76,561,056, U.S. Treasury Nts.,
7.875%, 11/15/04, with a value of $8,560,771 (Cost $83,400,000)        $  83,400,000     $   83,400,000
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $3,906,705,227)                              100.2%     5,232,037,922
----------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                           (0.2)       (12,411,314)
                                                                       -----------------------------------
NET ASSETS                                                                     100.0%    $5,219,626,608
                                                                       -----------------------------------
                                                                       -----------------------------------







FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Loaned security--See Note 8 of Notes to Financial Statements.
2. Non-income-producing security.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $73,009,471 or 1.40% of the Fund's net assets as of September 30, 1999.
4. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
5. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
6. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1999. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 1999, amounts to $25,398,000. Transactions during the period in which the issuer was an affiliate are as follows:

                                     SHARES            GROSS             GROSS                  SHARES
                         SEPTEMBER 30, 1998        ADDITIONS        REDUCTIONS       SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------
Swiss Medical SA                    300,000               --                --                  300,000

7. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.


                           17 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------






FOOTNOTES TO STATEMENT OF INVESTMENTS CONTINUED

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC DIVERSIFICATION                    MARKET VALUE          PERCENT
--------------------------------------------------------------------------------
United States                               $2,291,628,308             43.8%
France                                         577,043,288             11.0
Germany                                        559,213,162             10.7
Great Britain                                  486,736,440              9.3
Japan                                          275,466,141              5.3
The Netherlands                                260,815,460              5.0
Italy                                           86,484,952              1.7
India                                           69,295,443              1.3
Ireland                                         63,399,563              1.2
Singapore                                       60,313,505              1.2
Canada                                          54,736,546              1.0
Brazil                                          54,705,017              1.0
Australia                                       50,322,291              1.0
Sweden                                          46,964,382              0.9
Finland                                         46,689,028              0.9
Greece                                          46,674,446              0.9
Argentina                                       46,269,380              0.9
Mexico                                          44,434,463              0.8
Belgium                                         42,401,025              0.8
Portugal                                        25,234,327              0.5
Hong Kong                                       17,096,218              0.3
Switzerland                                     15,150,754              0.3
Croatia                                          6,684,283              0.1
Lebanon                                          4,279,500              0.1
                                            ------------------------------------
Total                                       $5,232,037,922            100.0%
                                            ------------------------------------
                                            ------------------------------------

See accompanying Notes to Financial Statements.


                           18 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSETS

Investments, at value--see accompanying statement:
Unaffiliated companies (cost $3,893,415,227)                      $5,206,639,922
Affiliated companies (cost $13,290,000)                               25,398,000
--------------------------------------------------------------------------------
Collateral for securities loaned--Note 8                             457,274,301
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                    17,791,861
Interest and dividends                                                10,869,491
Investments sold                                                       1,756,353
Closed foreign currency exchange contracts                                16,501
Other                                                                    104,695
                                                                  --------------
Total assets                                                       5,719,851,124

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                           646,175
--------------------------------------------------------------------------------
Return of collateral for securities loaned--Note 8                   457,274,301
--------------------------------------------------------------------------------
Unrealized depreciation on foreign currency
exchange contracts--Note 5                                             6,917,930
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 19,954,406
Shares of beneficial interest redeemed                                 9,424,248
Distribution and service plan fees                                     2,824,758
Transfer and shareholder servicing agent fees                          1,903,666
Trustees' compensation--Note 1                                           417,284
Other                                                                    861,748
                                                                  --------------
Total liabilities                                                    500,224,516

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS                                                        $5,219,626,608
                                                                  --------------
                                                                  --------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                   $3,463,388,155
--------------------------------------------------------------------------------
Undistributed net investment income                                    9,192,241
--------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                        427,190,764
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies           1,319,855,448
                                                                  --------------
Net assets                                                        $5,219,626,608
                                                                  --------------
                                                                  --------------


                           19 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES CONTINUED
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,780,167,987 and 76,361,297 shares of beneficial interest outstanding)                     $49.50
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                  $52.52
-----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,250,244,723
and 26,021,638 shares of beneficial interest outstanding)                                    $48.05
-----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $152,620,422
and 3,138,417 shares of beneficial interest outstanding)                                     $48.63
-----------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $36,593,476 and 738,597 shares of beneficial interest outstanding)             $49.54


See accompanying Notes to Financial Statements


                           20 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,670,730)        $   53,847,941
--------------------------------------------------------------------------------
Interest                                                              16,173,109
--------------------------------------------------------------------------------
Lending fees--Note 8                                                   2,609,135
                                                                  --------------
Total income                                                          72,630,185


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXPENSES
Management fees--Note 4                                               32,640,013
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                7,429,983
Class B                                                               11,206,707
Class C                                                                1,251,660
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                6,077,985
Class B                                                                1,963,250
Class C                                                                  219,537
Class Y                                                                    3,478
--------------------------------------------------------------------------------
Custodian fees and expenses                                            1,569,773
--------------------------------------------------------------------------------
Shareholder reports                                                    1,462,076
--------------------------------------------------------------------------------
Trustees' compensation--Note 1                                           210,531
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              104,560
--------------------------------------------------------------------------------
Other                                                                    416,677
                                                                  --------------
Total expenses                                                        64,556,230
Less expenses paid indirectly--Note 1                                    (14,144)
                                                                  --------------
Net expenses                                                          64,542,086

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  8,088,099

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                          534,479,821
Foreign currency transactions                                        (95,160,436)
                                                                  --------------
Net realized gain                                                    439,319,385

--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                        1,112,497,848
Translation of assets and liabilities denominated in foreign
currencies                                                           (48,260,449)
                                                                  --------------
Net change                                                         1,064,237,399
                                                                  --------------
Net realized and unrealized gain                                   1,503,556,784


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $1,511,644,883
                                                                  --------------
                                                                  --------------


See accompanying Notes to Financial Statements.


                           21 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                     1999                   1998
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                                             $     8,088,099        $    34,622,509
--------------------------------------------------------------------------------------------------------
Net realized gain                                                     439,319,385            409,137,307
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation               1,064,237,399           (882,273,171)
                                                                  --------------------------------------
Net increase (decrease) in net assets resulting from operations     1,511,644,883           (438,513,355)

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                               (29,230,334)           (56,873,734)
Class B                                                                (2,646,395)            (9,622,535)
Class C                                                                  (395,293)              (754,610)
Class Y                                                                   (48,417)                    --
--------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                              (224,656,064)          (393,765,656)
Class B                                                               (72,313,989)          (109,218,961)
Class C                                                                (7,421,523)            (7,621,412)
Class Y                                                                  (298,614)                    --

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                 7,032,546            262,647,406
Class B                                                                78,987,065            230,002,915
Class C                                                                31,852,258             51,057,171
Class Y                                                                34,177,957                     --

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)                                           1,326,684,080           (472,662,771)
--------------------------------------------------------------------------------------------------------
Beginning of period                                                 3,892,942,528          4,365,605,299
                                                                  --------------------------------------
End of period (including undistributed net investment
income of $9,192,241 and $31,649,782, respectively)               $ 5,219,626,608        $ 3,892,942,528
                                                                  --------------------------------------
                                                                  --------------------------------------


See accompanying Notes to Financial Statements.


                           22 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED SEPTEMBER 30,                           1999         1998         1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                          $38.34       $49.32       $39.00      $36.84      $37.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                     .17         1.08          .32         .23         .31
Net realized and unrealized gain (loss)                        14.37        (5.49)       11.91        4.22        2.59
                                                             --------------------------------------------------------------
Total income (loss) from
investment operations                                          14.54        (4.41)       12.23        4.45        2.90
---------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                            (.39)        (.83)        (.53)       (.24)          -
Distributions from net realized gain                           (2.99)       (5.74)       (1.38)      (2.05)      (3.75)
                                                             --------------------------------------------------------------
Total dividends and distributions
to shareholders                                                (3.38)       (6.57)       (1.91)      (2.29)      (3.75)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $49.50       $38.34       $49.32      $39.00      $36.84
                                                             --------------------------------------------------------------
                                                             --------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                            40.05%       (9.85)%      32.85%      12.98%       9.26%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $3,780       $2,905       $3,408      $2,499      $2,186
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                              $3,475       $3,381       $2,869      $2,309      $1,979
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                                    0.37%        0.96%        0.74%       0.62%       0.90%
Expenses                                                        1.16%        1.14%(3)     1.13%(3)    1.17%(3)    1.20%(3)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                        68%          65%          66%        103%         84%



1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $3,022,561,699 and $3,301,050,770, respectively.

See accompanying Notes to Financial Statements.


                           23 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B      YEAR ENDED SEPTEMBER 30,                           1999         1998         1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                          $37.32       $48.19       $38.19      $36.16      $37.36
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    (.16)         .69         (.04)       (.05)        .06
Net realized and unrealized gain (loss)                        13.99        (5.31)       11.68        4.13        2.49
                                                              -------------------------------------------------------------
Total income (loss) from
investment operations                                          13.83        (4.62)       11.64        4.08        2.55
---------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                            (.11)        (.51)        (.26)
Distributions from net realized gain                           (2.99)       (5.74)       (1.38)      (2.05)      (3.75)
                                                              -------------------------------------------------------------
Total dividends and distributions
to shareholders                                                (3.10)       (6.25)       (1.64)      (2.05)      (3.75)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $48.05       $37.32       $48.19      $38.19      $36.16
                                                              -------------------------------------------------------------
                                                              -------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                            38.99%      (10.56)%      31.77%      12.07%       8.34%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $1,250         $897         $897        $541        $340
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                              $1,122         $966         $692        $438        $258
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                                   (0.40)%       0.20%       (0.23)%     (0.17)%      0.09%
Expenses                                                        1.94%        1.91%(3)     1.94%(3)    2.00%(3)    2.03%(3)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                        68%          65%          66%        103%         84%



1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $3,022,561,699 and $3,301,050,770, respectively.

See accompanying Notes to Financial Statements.


                           24 OPPENHEIMER GLOBAL FUND

                                                                                                   CLASS C     CLASS Y
                                                                                                      YEAR      PERIOD
                                                                                                     ENDED       ENDED
                                                                                                 SEPT. 30,   SEPT. 30,
                                                                1999         1998         1997        1996(5)     1999(7)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                          $37.79       $48.77       $38.73      $36.67      $42.38
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    (.08)         .75         (.08)        .09         .63
Net realized and unrealized gain (loss)                        14.07        (5.42)       11.86        4.13       10.00
                                                            ---------------------------------------------------------------
Total income (loss) from
investment operations                                          13.99        (4.67)       11.78        4.22       10.63
---------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                            (.16)        (.57)        (.36)       (.11)       (.48)
Distributions from net realized gain                           (2.99)       (5.74)       (1.38)      (2.05)      (2.99)
                                                            ---------------------------------------------------------------
Total dividends and distributions to shareholders              (3.15)       (6.31)       (1.74)      (2.16)      (3.47)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $48.63       $37.79       $48.77      $38.73      $49.54
                                                            ---------------------------------------------------------------
                                                            ---------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                            38.97%      (10.53)%      31.76%      12.34%      27.11%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                         $153          $91          $60         $18         $37
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                $125          $79          $35          $8         $17
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                                   (0.38)%       0.23%       (0.86)%(6)   0.04%       1.07%
Expenses                                                        1.94%        1.91%(3)     1.94%(3)    1.99%(3)    0.78%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                        68%          65%          66%        103%         68%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $3,022,561,699 and $3,301,050,770, respectively.
5. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
6. Due to the acquisition of the net assets of Oppenheimer Global Emerging Growth Fund, the ratios for Class C shares are not necessarily comparable to those of prior periods.
7. For the period from November 17, 1998 (inception of offering) to September 30, 1999.

See accompanying Notes to Financial Statements.


                           25 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge, except for purchases greater than $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


                           26 OPPENHEIMER GLOBAL FUND

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. As of September 30, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $9,652,000, which expires between 2000 and 2004. The capital loss carryover was acquired in connection with the Oppenheimer Global Emerging Growth Fund merger. There are certain limitations to the amount that may be used each year.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1999, a provision of $77,719 was made for the Fund's projected benefit obligations and payments of $19,987 were made to retired trustees, resulting in an accumulated liability of $354,150 as of September 30, 1999.

     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                           27 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect an increase in paid-in capital of $9,071,277, an increase in undistributed net investment income of $1,774,799, and a decrease in accumulated net realized gain on investments of $10,846,076.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                           28 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED SEPTEMBER 30, 1999   YEAR ENDED SEPTEMBER 30, 1998
                                 SHARES           AMOUNT           SHARES         AMOUNT
------------------------------------------------------------------------------------------------
 CLASS A
 Sold                        21,868,208   $  985,462,142       14,196,415  $ 630,090,478
 Dividends and/or
 distributions reinvested     6,076,163      242,196,637       10,509,965    432,695,731
 Redeemed                   (27,344,921)  (1,220,626,233)     (18,038,607)  (800,138,803)
                            --------------------------------------------------------------------
 Net increase                   599,450   $    7,032,546        6,667,773  $ 262,647,406
                            --------------------------------------------------------------------
                            --------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 CLASS B
 Sold                         5,423,184   $  237,546,597        6,370,879  $ 277,884,257
 Dividends and/or
 distributions reinvested     1,838,492       71,590,602        2,816,048    113,599,323
 Redeemed                    (5,285,928)    (230,150,134)      (3,761,661)  (161,480,665)
                            --------------------------------------------------------------------

 Net increase                 1,975,748   $   78,987,065        5,425,266  $ 230,002,915
                            --------------------------------------------------------------------
                            --------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 CLASS C
 Sold                         2,142,998   $   95,584,924        1,722,952  $  75,968,436
 Dividends and/or
 distributions reinvested       188,857        7,442,891          196,350      8,016,932
 Redeemed                    (1,593,990)     (71,175,557)        (756,877)   (32,928,197)
                            --------------------------------------------------------------------

 Net increase                   737,865   $   31,852,258        1,162,425  $  51,057,171
                            --------------------------------------------------------------------
                            --------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                           855,756   $   39,826,282               --  $          --
 Dividends and/or
 distributions reinvested         8,723          346,949               --             --
 Redeemed                      (125,882)      (5,995,274)              --             --
                            --------------------------------------------------------------------

 Net increase                   738,597   $   34,177,957               --  $          --
                            --------------------------------------------------------------------
                            --------------------------------------------------------------------


                           29 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of September 30, 1999, net unrealized appreciation on securities of $1,325,332,695 was composed of gross appreciation of $1,545,202,157, and gross depreciation of $219,869,462.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1.0 billion, 0.67% of the next $1.5 billion, 0.65% of the next $2.5 billion and 0.63% of average annual net assets in excess of $6.0 billion. The Fund's management fee for the year ended September 30, 1999, was 0.69% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                         AGGREGATE        CLASS A   COMMISSIONS     COMMISSIONS     COMMISSIONS
                         FRONT-END      FRONT-END    ON CLASS A      ON CLASS B      ON CLASS C
                     SALES CHARGES  SALES CHARGES        SHARES          SHARES          SHARES
                        ON CLASS A    RETAINED BY   ADVANCED BY     ADVANCED BY     ADVANCED BY
YEAR ENDED                  SHARES    DISTRIBUTOR   DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
----------------------------------------------------------------------------------------------------
September 30, 1999      $4,813,415     $1,429,704      $737,421      $6,375,406        $485,546

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                     CLASS A                    CLASS B                    CLASS C
                         CONTINGENT DEFERRED        CONTINGENT DEFERRED        CONTINGENT DEFERRED
                               SALES CHARGES              SALES CHARGES              SALES CHARGES
YEAR ENDED           RETAINED BY DISTRIBUTOR    RETAINED BY DISTRIBUTOR    RETAINED BY DISTRIBUTOR
-----------------------------------------------------------------------------------------------------
September 30, 1999                   $17,856                 $1,941,000                    $41,489

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                           30 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $7,429,983, all of which was paid by the Distributor to recipients. That included $468,338 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                 DISTRIBUTOR'S    DISTRIBUTOR'S
                                                     AGGREGATE     UNREIMBURSED
                                                  UNREIMBURSED    EXPENSES AS %
              TOTAL PAYMENTS   AMOUNT RETAINED        EXPENSES    OF NET ASSETS
                  UNDER PLAN    BY DISTRIBUTOR      UNDER PLAN         OF CLASS
--------------------------------------------------------------------------------
Class B Plan     $11,206,707        $8,918,172     $18,984,884             1.52%
Class C Plan       1,251,660           687,521       1,336,154             0.88


                           31 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of September 30, 1999, the Fund had outstanding foreign currency contracts as follows:

                                                               CONTRACT        VALUATION AS OF             UNREALIZED
CONTRACT DESCRIPTION              EXPIRATION DATE          AMOUNT (000S)        SEPT. 30, 1999           DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)                        12/8/99         JPY17,794,500           $168,980,772             $6,917,930

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1999, was $25,398,000, which represents 0.49% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                                                        VALUATION
                                                                                                   PER UNIT AS OF
 SECURITY                              ACQUISITION DATE               COST PER UNIT                SEPT. 30, 1999
---------------------------------------------------------------------------------------------------------------------------
STOCKS AND WARRANTS
Swiss Medical SA                               10/28/97                      $44.30                        $84.66


                           32 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the year ended September 30, 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8. SECURITIES LOANED

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund receives 60% of the annual fee income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in money market instruments approved by the Manager. As of September 30, 1999, the Fund had on loan securities valued at $449,235,415. Cash of $457,274,301 was received as collateral for the loans, and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.


                           33 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GLOBAL FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Global Fund as of September 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





 KPMG LLP



 Denver, Colorado
 October 21, 1999


                           34 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $3.3773, $3.0983, $3.1481 and $3.4736 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 4, 1998, of which $2.3962 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended September 30, 1999, which are not designated as capital gain distributions should be multiplied by 8.39% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $3,855,362 of foreign income taxes paid by the Fund during the fiscal year ended September 30, 1999. A separate notice will be mailed to each shareholder in January of 2000, which will reflect the proportionate share of such foreign taxes (as well as the dividend expected to be paid by the Fund in December of 1999) which must be treated by shareholders as gross income for federal income tax purposes.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                           35 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
OPPENHEIMER GLOBAL FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         William L. Wilby, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISOR       OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER OppenheimerFunds Services
SERVICING AGENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS     KPMG LLP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LEGAL COUNSEL            Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer Global Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Fund. For material information concerning the Fund, see the Prospectus.

                         SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                           36 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY
                         Developing Markets Fund             Global Fund
                         International Small Company Fund    Quest Global Value Fund
                         Europe Fund                         Global Growth & Income Fund
                         International Growth Fund
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 EQUITY
                         STOCK                               STOCK & BOND
                         Enterprise Fund(1)                  Main Street-Registered Trademark- Growth & Income Fund
                         Discovery Fund                      Quest Opportunity Value Fund
                         Main Street-Registered Trademark-
                         Small Cap Fund                      Total Return Fund
                         Quest Small Cap Value Fund          Quest Balanced Value Fund
                         MidCap Fund                         Capital Income Fund(2)
                         Capital Appreciation Fund           Multiple Strategies Fund
                         Growth Fund                         Disciplined Allocation Fund
                         Disciplined Value Fund              Convertible Securities Fund
                         Quest Value Fund
                         Trinity Growth Fund                 SPECIALTY
                         Trinity Core Fund                   Real Asset Fund
                         Trinity Value Fund                  Gold & Special Minerals Fund
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 FIXED INCOME
                         TAXABLE                             MUNICIPAL
                         International Bond Fund             California Municipal Fund(3)
                         World Bond Fund                     Main Street California Municipal Fund(3)
                         High Yield Fund                     Florida Municipal Fund(3)
                         Champion Income Fund                New Jersey Municipal Fund(3)
                         Strategic Income Fund               New York Municipal Fund(3)
                         Bond Fund                           Pennsylvania Municipal Fund(3)
                         Senior Floating Rate Fund           Municipal Bond Fund
                         U.S. Government Trust               Insured Municipal Fund
                         Limited-Term Government Fund        Intermediate Municipal Fund

                                                             ROCHESTER DIVISION
                                                             Rochester Fund Municipals
                                                             Limited Term New York Municipal Fund
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 MONEY MARKET(4)

                         Money Market Fund                   Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.

-C- Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                           37 OPPENHEIMER GLOBAL FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------

INTERNET
24-hr access to account information and transactions www.oppenheimerfunds.com

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

PHONELINK
24-hr automated information and automated transactions
1.800.533.3310

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461

OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

--------------------------------------------------------------------------------

                                   [LOGO] OPPENHEIMERFUNDS-Registered Trademark-
                                                      DISTRIBUTOR, INC.


RA0330.001.0999 November 29, 1999